                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                      December 19, 2002 (December 19, 2002)


                          Mission Resources Corporation
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  000-09498                 76-0437769
 (State or Other Jurisdiction       (Commission               (IRS Employer
       of Incorporation)           File Number)            Identification No.)


                                   1331 Lamar
                                   Suite 1455
                            Houston, Texas 77010-3039
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 495-3000
              (Registrant's telephone number, including area code)

Item 5. Other Events.

     On December 19, 2002, Mission Resources Corporation issued a press release announcing first quarter 2003 guidance, year-end 2002 reserves estimates and updates to current hedge position.

     The press release is filed as an exhibit hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of business acquired.

          None.

     (b) Pro Forma Financial Information.

          None.

     (c) Exhibits.

          99.1 Press Release

                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MISSION RESOURCES CORPORATION

Date: December 19,2002                 By:       /s/ Richard W. Piacenti
                                          --------------------------------------
                                       Name:  Richard W. Piacenti
                                       Title: Senior Vice President and Chief
                                              Financial Officer